Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying financial statement of the property known as Canyon Crossing Shopping Center, located in Puyallup, Washington (“Canyon Crossing") which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2012, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Canyon Crossing’s internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Canyon Crossing for the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Canyon Crossing’s revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
May 29, 2013

CANYON CROSSING SHOPPING CENTER
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2012	Three Months Ended March 31, 2013 (Unaudited)
Revenues
Rental income (note 4)	$2,057	$542
Total revenues	2,057	542

Certain Expenses
Utilities	41	13
Repairs, maintenance and supplies	141	42
Cleaning and landscaping	99	26
Real estate taxes	255	65
Insurance	29	8
Total expenses	565	154

Excess of revenues over certain expenses	$1,492	$388

See accompanying notes to statement of revenues and certain expenses.

CANYON CROSSING SHOPPING CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012 (AUDITED) AND
THREE MONTHS ENDED MARCH 31, 2013 (UNAUDITED)

1.            Business Organization

On April 15, 2013, Retail Opportunity Investments Corp. ("the Company") acquired the property known as Canyon Crossing Shopping Center located in Puyallup, Washington ("Canyon Crossing"), within the Seattle metropolitan area, for a purchase price of approximately $35.0 million. Canyon Crossing is approximately 121,000 square feet and is anchored by Safeway Supermarket. Canyon Crossing was acquired using borrowings under the Company’s credit facility.

2.             Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of Canyon Crossing, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Canyon Crossing to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Canyon Crossing.

The statement of revenue and certain expenses for the three month period ended March 31, 2013 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Canyon Crossing operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires Canyon Crossing’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.             Subsequent Events

The Company has evaluated subsequent events through May 29, 2013, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

4.       Leases

Canyon Crossing is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2012, the future minimum rents on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2013	$1,737
2014	1,729
2015	1,733
2016	1,738
2017	1,730
Thereafter	14,236
$22,903

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Canyon Crossing’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $97,000 and $23,000 for the year ended December 31, 2012 and three months ended March 31, 2013, respectively.

5.Concentration

For the year ended December 31, 2012, Canyon Crossing’s anchor tenant and its affiliate accounted for 57% of total rental income.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying financial statement of the property known as Diamond Hills Plaza, located in Diamond Bar, California (“Diamond Hills Plaza”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2012, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Diamond Hills Plaza’s internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Diamond Hills Plaza for the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the financial statement, which indicates that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Diamond Hills Plaza’s revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
May 29, 2013

DIAMOND HILLS PLAZA
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2012	Three Months Ended March 31, 2013 (Unaudited)
Revenues
Rental income (note 4)	$3,930	$1,101
Total revenues	3,930	1,101

Certain Expenses
Utilities	103	21
Repairs, maintenance and supplies	153	40
Cleaning and landscaping	137	30
Real estate taxes	570	144
Insurance	74	18
Total expenses	1,037	253

Excess of revenues over certain expenses	$2,893	$848

See accompanying notes to statement of revenues and certain expenses.

DIAMOND HILLS PLAZA
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012 (AUDITED) AND
THREE MONTHS ENDED MARCH 31, 2013 (UNAUDITED)

1.             Business and Organization

On April 22, 2013, Retail Opportunity Investments Corp. (the "Company") acquired the property known as Diamond Hills Plaza located in Diamond Bar, California, within the Los Angeles metropolitan area, for a purchase price of approximately $48.0 million. Diamond Hills Plaza is approximately 140,000 square feet and is anchored by an H Mart Supermarket and a Rite Aid. Diamond Hills Plaza was acquired using borrowings under the Company’s credit facility.

2.             Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of Diamond Hills, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Diamond Hills Plaza to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Diamond Hills Plaza.

The statement of revenue and certain expenses for the three month period ended March 31, 2013 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Diamond Hills Plaza operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires Diamond Hills Plaza’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.             Subsequent Events

The Company has evaluated subsequent events through May 29, 2013, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

4.             Leases

Diamond Hills Plaza is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2012, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2013	$3,092
2014	3,182
2015	3,134
2016	2,981
2017	2,370
Thereafter	15,352
$30,111

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Diamond Hills Plaza’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of each lease, which resulted in an increase in rental income of approximately $2,000 for the year ended December 31, 2012 and a decrease in rental income of approximately $4,000 for the three months ended March 31, 2013.

5.Concentration

For the year ended December 31, 2012, Diamond Hills Plaza’s anchor tenant and its affiliate accounted for 30% of total rental income.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the three months ended March 31, 2013 and for the year ended December 31, 2012 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisitions of Canyon Crossing and Diamond Hills Plaza (the “Properties”) on January 1, 2012. Additionally, the pro forma consolidated balance sheet as of March 31, 2013 has been presented as if the acquisitions had been completed on March 31, 2013.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2012 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended March 31, 2013. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of March 31, 2013 or results of operations that would actually have occurred assuming the completion of the acquisition of the Properties had occurred on January 1, 2012; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2013
(UNAUDITED)
(in thousands)

	Company Historical(1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$296,178	$16,600	(2)	$312,778
Building and improvements	617,112	66,400	(2)	683,512
	913,290	83,000		996,290
Less: accumulated depreciation	37,852	—		37,852
	875,438	83,000		958,438
Mortgage notes receivables	10,294	—		10,294
Investment in and advances to unconsolidated joint ventures	15,526	—		15,526
Real Estate Investments, net	901,258	83,000		984,258

Cash and cash equivalents	6,894	—		6,894
Restricted cash	1,880	—		1,880
Tenant and other receivables	13,973	—		13,973
Deposits	2,000	393	(3)	2,393
Acquired lease intangible asset, net of accumulated amortization	40,345	—		40,345
Prepaid expenses	3,099	—		3,099
Deferred charges, net of accumulated amortization	21,975	—		21,975
Other	949	—		949
Total assets	$992,373	$83,393		$1,075,766

LIABILITIES AND EQUITY

Liabilities:
Team Loan	$200,000	$—		$200,000
Credit facilities	18,000	83,000	(2)	101,000
Mortgage notes payable	81,753	—		81,753
Acquired lease intangible liability, net	56,774	—		56,774
Accrued expenses	3,800	—		3,800
Tenants’ security deposit	2,428	393	(3)	2,821
Other liabilities	24,387	—		24,387
Total liabilities	$387,142	$83,393		$470,535

Equity:
Preferred stock	—	—		—
Common stock	7	—		7
Additional-paid-in capital	668,342	—		668,342
Accumulated deficit	(46,485)	—		(46,485)
Accumulated other comprehensive loss	(16,635)	—		(16,635)
Total Retail Opportunity Investments Corp. shareholders’ equity	605,229	—		605,229
Non-controlling interests	2	—		2
Total equity	605,231	—		605,231
Total liabilities and equity	$992,373	$83,393		$1,075,766

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2013

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Canyon Crossing Shopping Center	Diamond Hills Plaza	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$19,350	$470	$764	$32	(4)	$20,616
Recoveries from tenants	4,830	72	337	—		5,239
Mortgage interest	204	—	—	—		204
Total revenues	24,384	542	1,101	32		26,059

Operating expenses
Property operating	4,159	89	109	—		4,357
Property taxes	2,315	65	144	—		2,524
Depreciation and amortization	8,881	—	—	426	(5)	9,307
General & administrative expenses	2,737	—	—	—		2,737
Acquisition transaction costs	409	—	—	—		409
Total operating expenses	18,501	154	253	426		19,334

Operating income (Loss)	5,883	388	848	(394)		6,725
Non-operating income (expenses)
Interest expense	(3,825)	—	—	(210	)(7)	(4,035)
Equity in earnings from unconsolidated joint ventures	232	—	—	—		232
Net income attributable to Retail Opportunity Investments Corp.	$2,290	$388	$848	$(604)		$2,922

Pro forma weighted average shares outstanding
Basic:	57,373					57,373
Diluted:	60,816					60,816
Pro forma income per share
Basic and diluted:	$0.04					$0.05
Pro forma dividends per share:	$0.15					$0.15
Comprehensive (loss) income:
Net income attributable to Retail Opportunity Investments Corp.	$2,290	$388	$848	$(604)		$2,922
Other comprehensive loss:
Unrealized gain on swap derivative
Unrealized swap derivative gain arising during the period	322	—	—	—		322
Reclassification adjustment for amortization of interest expense included in net income	1,198	—	—	—		1,198
Unrealized loss on swap derivative	1,520	—	—	—		1,520
Total other comprehensive loss	1,520	—	—	—		1,520
Total Comprehensive (loss) income	$3,810	$388	$848	$(604)		$4,442

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2012

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Canyon Crossing Shopping Center	Diamond Hills Plaza	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$59,219	$1,686	$2,885	$127	(4)	$63,917
Recoveries from tenants	14,771	371	1,045	—		16,187
Mortgage interest	1,106	—	—	—		1,106
Total revenues	75,096	2,057	3,930	127		81,210

Operating expenses
Property operating	12,780	310	467	—		13,557
Property taxes	7,281	255	570	—		8,106
Depreciation and amortization	29,075	—	—	1,703	(5)	30,778
General & administrative expenses	13,059	—	—	—		13,059
Acquisition transaction costs	1,347	—	—	60	(6)	1,407
Total operating expenses	63,542	565	1,037	1,763		66,907

Operating income (Loss)	11,554	1,492	2,893	(1,636)		14,303
Non-operating income (expenses)
Interest expense	(11,380)	—	—	(838	)(7)	(12,218)
Gain on consolidation of JV	2,145	—	—	—		2,145
Gain on bargain purchase	3,864	—	—	—		3,864
Equity in earnings from unconsolidated joint ventures	1,698	—	—	—		1,698
Interest income	12	—	—	—		12
Net income attributable to Retail Opportunity Investments Corp.	$7,893	$1,492	$2,893	$(2,474)		$9,804

Pro forma weighted average shares outstanding
Basic:	51,059					51,059
Diluted:	52,371					52,371
Pro forma income per share
Basic and diluted:	$0.15					$0.19
Pro forma dividends per share:	$0.53					$0.53

Comprehensive (loss) income:
Net income attributable to Retail Opportunity Investments Corp.	$7,893	$1,492	$2,893	$(2,474)		$9,804
Other comprehensive loss:
Unrealized loss on swap derivative
Unrealized swap derivative gain arising during the period	(7,859)	—	—	—		(7,859)
Reclassification adjustment for amortization of interest expense included in net income	3,799	—	—	—		3,799
Unrealized loss on swap derivative	(4,060)	—	—	—		(4,060)
Total other comprehensive loss	(4,060)	—	—	—		(4,060)
Total Comprehensive (loss) income	$3,833	$1,492	$2,893	$(2,474)		$5,744

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively.

2.	Reflects the pro forma acquisition of the Properties for approximately $83.0 million. The acquisitions were funded entirely by draws on the Company’s credit facility.

3.	Reflects security deposits assumed on purchase of the Properties.

4.
Reflects the pro forma adjustment of $127,000 and $32,000 for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively, to record operating rents on a straight-line basis beginning January 1, 2012.

5.
Reflects the estimated depreciation for the Properties based on estimated values allocated to building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	For the Three Months Ended March 31, 2013 Depreciation Expense	Year Ended December 31, 2012 Depreciation Expense

Building	39 years	$426	$1,703

6.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Properties.

7.
Reflects the pro forma adjustment to interest expense, assuming the Company had to borrow funds from its credit facility to cover the purchase price as if the acquisition had been made on the first day of the periods presented.